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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 1998


                               MEDUSA CORPORATION
             (Exact name of registrant as specified in its charter)


                 OHIO                                 1-1274-2                                34-0394630
(State or other jurisdiction of               (Commission file number)         (IRS employer identification no.)
incorporation)


      3008 MONTICELLO BOULEVARD                              44118-1308
       CLEVELAND HEIGHTS, OHIO
   (Address of principal executive                           (Zip code)
               offices)


       Registrant's telephone number, including area code: (216) 371-4000



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         ITEM 1.   CHANGE IN CONTROL OF REGISTRANT.

         On March 18, 1998, Medusa Corporation issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference. The definitive agreement referred to in such press release is filed as Exhibit
2.1 hereto.




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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


Exhibit
Number                 Description of Exhibit
------                 ----------------------

2.1 Agreement and Plan of Merger dated as of March 17, 1998 between Medusa Corporation, Bedrock Merger Corp., and Southdown, Inc.

99.1                   Press Release dated March 18, 1998



                                      -3-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MEDUSA CORPORATION



                                          By:  /s/ ROBERT D. VILSACK
                                               -----------------------------
                                                   Robert D. Vilsack

                                          Title:   Vice President, Secretary
                                                   and General Counsel



Dated:  March 18, 1998



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                                  EXHIBIT INDEX


Exhibit
Number                                           Description
------                                           -----------

2.1 Agreement and Plan of Merger dated as of March 17, 1998 between Medusa Corporation, Bedrock Merger Corp., and Southdown, Inc.

99.1                  Press Release dated March 18, 1998